UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Western Asset Managed Municipals Fund Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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WESTERN ASSET MANAGED MUNICIPALS FUND INC.
(NYSE: MMU)

620 Eighth Avenue, 49th Floor, New York, New York 10018

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

August 23, 2013

To the Stockholders:

The Annual Meeting of Stockholders of Western Asset Managed Municipals Fund Inc. (the "Fund") will be held at 620 Eighth Avenue (at 41st Street), 49th Floor, New York, New York, on Friday, September 27, 2013 at 12:00 p.m., New York time, for the following purposes:

1. A proposal to elect three Class II Directors and one Class I Director to the Fund's Board of Directors; and

2. The transaction of such other business as may properly come before the meeting or any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on July 26, 2013 as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting and any adjournments or postponements thereof.

By Order of the Board of Directors

Robert I. Frenkel
Secretary

August 23, 2013

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING IN PERSON OR BY PROXY; IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD (which will be made available to you separately) OR PROVIDE VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET.

Instructions for Signing Proxy Cards

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration		Valid Signature
Corporate Accounts
(1)	ABC Corp	ABC Corp. (by John Doe, Treasurer)
(2)	ABC Corp	John Doe, Treasurer
(3)	ABC Corp., c/o John Doe, Treasurer	John Doe
(4)	ABC Corp. Profit Sharing Plan	John Doe, Trustee
Trust Accounts
(1)	ABC Trust	Jane B. Doe, Trustee
(2)	Jane B. Doe, Trustee, u/t/d 12/28/78	Jane B. Doe
Custodial or Estate Accounts
(1)	John B. Smith, Cust., f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2)	John B. Smith	John B. Smith, Jr., Executor

Instructions for Telephone/Internet Voting

Various brokerage firms may offer the convenience of providing you with voting instructions via telephone or the Internet for shares held through such firms. Instructions for Internet and telephonic voting are included with the proxy card or voting instruction form.

WESTERN ASSET MANAGED MUNICIPALS FUND INC.
(NYSE: MMU)

620 Eighth Avenue, 49th Floor, New York, New York 10018

PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of Western Asset Managed Municipals Fund Inc. (the "Fund") of proxies to be voted at the Annual Meeting of Stockholders of the Fund to be held at 620 Eighth Avenue (at 41st Street), 49th Floor, New York, New York, on Friday, September 27, 2013 at 12:00 p.m., New York time, and at any adjournments or postponements thereof (the "Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders (the "Notice").

This Proxy Statement and the accompanying materials are being made available to stockholders on or about August 23, 2013.

The Fund is organized as a Maryland corporation and is a registered investment company.

Legg Mason Partners Fund Advisor, LLC ("LMPFA"), whose principal business address is 620 Eighth Avenue, New York, NY 10018, is the Fund's investment adviser and administrator. Pursuant to a sub-advisory agreement with Western Asset Management Company ("Western Asset"), Western Asset serves as the Fund's sub-investment advisor. Western Asset has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. LMPFA and Western Asset are all wholly-owned subsidiaries of Legg Mason, Inc. ("Legg Mason").

Even if you plan to attend the Meeting, please sign, date and return a proxy card, or provide voting instructions by telephone or over the Internet. If you vote by telephone or over the Internet, you will be asked to enter a unique code that has been assigned to you and which is printed on your proxy card. This code is designed to confirm your identity, provide access into the voting sites and confirm that your instructions are properly recorded. If you require additional information, please call toll free at 1-800-359-5559.

All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, shares represented by the proxies will be voted "FOR" the election of each nominee in Proposal 1. Stockholders who execute proxies may revoke them at any time before they are voted by filing with the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person. In accordance with the Fund's By-Laws, a quorum is constituted by the presence in person or by proxy of the holders of record of a majority of the outstanding shares of the Fund's common stock entitled to vote at the Meeting. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions will be treated as shares that are present but which have not been voted.

The Board has fixed the close of business on July 26, 2013 as the record date (the "Record Date") for the determination of stockholders of the Fund entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof. The Fund has two classes of shares: Common Stock, par value $.001 per share, and municipal auction rate cumulative preferred stock ("Preferred Shares"), which have a liquidation preference in the amount of $25,000 per share (collectively with the Common Stock, the "Shares"). Shareholders of the Fund as of the Record Date will be entitled to one vote on each matter for each Share held and a fractional vote with respect to fractional Shares, with no cumulative voting rights. As of the Record Date, the Fund had outstanding 42,805,180.745 shares of Common Stock and 10,000 Preferred Shares outstanding.

Annual reports are sent to stockholders of record of the Fund following the Fund's fiscal year end. The Fund will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a stockholder upon request. Such requests should be directed to the Fund at 620 Eighth Avenue, 49th Floor, New York, New York 10018 or by calling toll free at 888-777-0102. Copies of annual and semi-annual reports of the Fund are also available on the Fund's website at lmcef.com or on the EDGAR Database on the Securities and Exchange Commission's Internet site at www.sec.gov.

Please note that only one annual or semi-annual report or Proxy Statement may be delivered to two or more stockholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual or semi-annual report or the Proxy Statement, or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, stockholders should contact the Fund at the address and phone number set forth above.

Vote Required and Manner of Voting Proxies

A quorum of stockholders is required to take action at the Meeting. A majority of the shares of the Fund entitled to vote at the Meeting, represented in person or by proxy, will constitute a quorum of stockholders at the Meeting.

Votes cast by proxy or in person at the Meeting will be tabulated by the inspector of election appointed for the Meeting. The inspector of election, who is an employee of the proxy solicitor engaged by the Fund, will determine whether or not a quorum is present at the Meeting. The inspector of election will treat abstentions and "broker non-votes" (i.e., shares held by brokers or nominees, typically in "street name," as to which proxies have been returned but (a) instructions have not been received from the beneficial owners or persons entitled to vote and (b) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

If you hold shares directly (not through a broker-dealer, bank or other financial intermediary) and if you return a signed proxy card that does not specify how you wish to vote on a proposal, your shares will be voted "FOR" Proposal 1.

Broker-dealer firms holding shares of the Fund in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each Proposal before the Meeting. A signed proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner's shares should be voted on a proposal will be deemed an instruction to vote such shares in favor of Proposal 1.

If you hold shares of the Fund through a service agent that has entered into a service agreement with the Fund, the service agent may be the record holder of your shares. At the Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A signed proxy card or other authorization by a stockholder that does not specify how the stockholder's shares should be voted on a proposal may be deemed to authorize a service agent to vote such shares in favor of Proposal 1. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions. This practice is commonly referred to as "echo voting."

If you beneficially own shares that are held in "street name" through a broker-dealer or that are held of record by a service agent and if you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your broker-dealer or service agent specific instructions as to how you want your shares to be voted.

Required Vote

• Three Directors are elected by a plurality of the votes cast by the holders of shares of the Fund's Common Stock and Preferred Shares voting together as a single class present in person or represented by proxy at a Meeting at which a quorum is present.

• One Director is elected by plurality of the votes cast only by the holders of shares of the Fund's Preferred Shares.

• For purposes of the election of Directors, abstentions and broker non-votes will not be considered votes cast, and do not affect the plurality vote required for the election of Directors.

In the event that a quorum is not present, or if sufficient votes to elect Directors in Proposal No. 1 as set forth in the Notice and this Proxy Statement are not received by the time scheduled for the Meeting, the persons named as proxies may move for one or more adjournments of the Meeting to permit further solicitation of proxies with respect to such proposal. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposal that is the subject of the Meeting, the percentage of votes actually cast, the nature of any further solicitation and the information to be provided to stockholders with respect to the reasons for the solicitation. Any such adjournment will require the affirmative vote of a majority of the shares present at the Meeting. If an adjournment is proposed, the persons named as proxies will vote the shares that they are entitled to vote in their discretion.

Important Notice Regarding the Availability of Proxy Materials for the Meeting to be Held on September 27, 2013

The proxy statement and related materials are available at www.kingproxy.com/leggmason.

Proposal No. 1:
Election of Directors

In accordance with the Fund's charter, the Fund's Board of Directors is divided into three classes: Class I, Class II and Class III. Under the terms of the Fund's charter, the holders of Preferred Shares are entitled as a class, to the exclusion of the holders of Common Stock, to elect two Directors of the Fund (the "Preferred Share Directors"); and the Fund's charter further sets forth that one of the two Preferred Share Directors shall be a Class I Director, Paolo M. Cucchi and the other shall be a Class II, Jeswald W. Salacuse. The charter also provides that the remaining Directors shall be elected by holders of Common Stock and Preferred Shares voting together as a single class. At the Meeting, the holders of the Fund's Common Stock and Preferred Shares voting together as a single class will be asked to elect Class II Directors, Daniel P. Cronin and Eileen A. Kamerick; and the holders of the Fund's Preferred Shares, to the exclusion of the holders of the Fund's Common Stock, will be asked to elect one Class II Director, Jeswald W. Salacuse. The terms of office of the Class II Directors expire at the Annual Meetings of Stockholders in the year 2016, or thereafter in each case when their respective successors are duly elected and qualified. The terms of the remaining Class I and Class III Directors expire at the year 2015 and 2014 Annual Meeting of Shareholders, respectively, or thereafter until their successors have been duly elected and qualified or until they resign or otherwise removed. Kenneth D. Fuller has also been nominated by the Board of Directors for election at the meeting as a Class I Director for a term of two years (until the 2015 Annual Meeting of Stockholders) or until his successor has been duly elected and qualified or until he resigns or is otherwise removed. Effective June 1, 2013, R. Jay Gerken retired from his responsibilities as a Class I Director,

Chairman, President and Chief Executive Officer of the Fund. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors.

The persons named in the proxy intend to vote at the Meeting (unless directed not to vote) "FOR" the election of the nominees named below. Each of the nominees is currently a member of the Fund's Board of Directors and has indicated that he or she will serve if elected. However, if any nominee should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in their discretion.

Certain information concerning the nominees is set forth on the following page.

Persons Nominated for Election as Directors

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office and Length Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex** Overseen by Director	Other Directorships Held by Director
Nominees to serve as Class II Directors until 2016 Annual Meeting of Stockholders
NON-INTERESTED DIRECTOR NOMINEES
Daniel P. Cronin c/o Chairman of the Fund Legg Mason & Co. LLC ("Legg Mason & Co.") 620 Eighth Avenue, 49th Floor New York, NY 10018 Birth year: 1946	Director and Member of Audit and Nominating Committees	Since 2006	Retired; formerly, Associate General Counsel, Pfizer, Inc.	31	None
Jeswald W. Salacuse c/o Chairman of the Fund Legg Mason & Co. 620 Eighth Avenue, 49th Floor New York, NY 10018 Birth year: 1938	Director and Member of Audit and Nominating Committees	Since 2007	Henry J. Braker Professor of Commercial Law and formerly Dean, The Fletcher School of Law & Diplomacy, Tufts University (since 1986); President, Arbitration Tribunal, World Bank/ICSID (since 2004)	31	Director of two registered investment companies advised by Aberdeen Asset Management Asia Limited (since 1993)

**  The term "Fund Complex" means two or more registered investment companies that:

(a)  Hold themselves out to investors as related companies for purposes of investment and investor services; or

(b)  Have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office and Length Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex** Overseen by Director	Other Directorships Held by Director
Eileen A. Kamerick c/o Chairman of the Fund Legg Mason & Co., 620 Eighth Avenue, 49th Floor New York, NY 10018 Birth year: 1958	Director and Member of Audit and Nominating Committees	Since February 1, 2013	CFO, Press Ganey Associates (health care informatics company) (since 2012); formerly Managing Director and CFO, Houlihan Lokey (international investment bank) (2010 to 2012); Senior Vice President, CFO & CLO, Tecta America Corp (commercial roofing company) (2008 to 2010); Executive Vice President and CFO, Bearing Point Inc. (management and technology consulting firm) (2008); Executive Vice President, CFO and CAO Heidrick & Struggles (international executive search and leadership consulting firm) (2004 to 2008)	31	Director of Associated Banc-Corp (financial services company) (since 2007); Westell Technologies, Inc. (technology company) (since 2003)

**  The term "Fund Complex" means two or more registered investment companies that:

(a)  Hold themselves out to investors as related companies for purposes of investment and investor services; or

(b)  Have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office and Length Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex** Overseen by Director	Other Directorships Held by Director
Nominee to serve as Class I Director until the 2015 Annual Meeting of Stockholders
INTERESTED DIRECTOR NOMINEE
Kenneth D. Fuller* Legg Mason & Co. 100 International Drive Baltimore, MD 21202 Birth year: 1958	Chairman, President and Chief Executive Officer	Since June 1, 2013

Managing Director of Legg Mason & Co., LLC ("Legg Mason & Co.") (since 2013); Officer and Trustee/Director of 151 funds associated with Legg Mason Partners Fund Advisor, LLC ("LMPFA") or its affiliates (since 2013); President and Chief Executive Officer of LM Asset Services, LLC (formerly, a registered investment adviser (since 2013); President and Chief Executive Officer of LMPFA (since 2013); formerly, Senior Vice President of LMPFA (2012 to 2013); formerly, Director of Legg Mason & Co. (2012 to 2013); formerly, Vice President of Legg Mason & Co. (2009 to 2012); formerly, Vice President–Equity Division of T. Rowe Price Associates (1993 to 2009), as well as Investment Analyst and Portfolio Manager for certain asset allocation accounts (2004 to 2009)

				162	None

*  Mr. Fuller is an "interested person" as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), because he is an officer of LMPFA and certain of its affiliates.

**  The term "Fund Complex" means two or more registered investment companies that:

(a)  Hold themselves out to investors as related companies for purposes of investment and investor services; or

(b)  Have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office and Length Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex** Overseen by Director	Other Directorships Held by Director
The following table provides information concerning the remaining Directors of the Fund:
Class I Directors serving until the 2015 Annual Meeting of Stockholders
NON-INTERESTED DIRECTORS
Carol L. Colman c/o Chairman of the Fund Legg Mason & Co. 620 Eighth Avenue, 49th Floor New York, NY 10018 Birth year: 1946	Director and Member of Audit and Nominating Committees	Since 2006	President, Colman Consulting Co.	31	None
Paolo M. Cucchi c/o Chairman of the Fund Legg Mason & Co. 620 Eighth Avenue, 49th Floor New York, NY 10018 Birth year: 1941	Director and Member of Audit and Nominating Committees	Since 2001	Professor of Italian and French Languages, Drew University; formerly, Vice President and Dean of College of Liberal Arts at Drew University (1984-2009).	31	None
Class III Directors serving until 2014 Annual Meeting of Stockholders
NON-INTERESTED DIRECTORS
Leslie H. Gelb c/o Chairman of the Fund Legg Mason & Co. 620 Eighth Avenue, 49th Floor New York, NY 10018 Birth year: 1937	Director and Member of Audit and Nominating Committees	Since 2006	President Emeritus and Senior Board Fellow, The Council on Foreign Relations (since 2003); formerly, President, The Council on Foreign Relations (prior to 2003); formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times	31	Director of two registered investment companies advised by Aberdeen Asset Management Asia Limited (since 1994)
William R. Hutchinson c/o Chairman of the Fund Legg Mason & Co. 620 Eighth Avenue, 49th Floor New York, NY 10018 Birth year: 1942	Director and Member of Audit and Nominating Committees	Since 1995	President, W.R. Hutchinson & Associates Inc. (consulting)	31	Director (Non-Executive Chairman of the Board (since December 1, 2009)), Associated Banc-Corp. (since 1994)
Dr. Riordan Roett c/o Chairman of the Fund Legg Mason & Co. 620 Eighth Avenue, 49th Floor New York, NY 10018 Birth year: 1938	Director and Member of Audit and Nominating Committees	Since 2007	The Sarita and Don Johnston Professor of Political Science and Director of Western Hemisphere Studies, Paul H. Nitze School of Advanced International Studies, The Johns Hopkins University (since 1973)	31	None

**  The term "Fund Complex" means two or more registered investment companies that:

(a)  Hold themselves out to investors as related companies for purposes of investment and investor services; or

(b)  Have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.

Each of the Directors has served as a director of the Fund as indicated in the table above. The Directors were selected to join the Board based upon the following as to each Board Member: his or her character and integrity; such person's service as a board member of other funds in the Legg Mason fund complex; such person's willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Director; as to each Director other than Mr. Fuller, his or her status as not being an "interested person" as defined in the 1940 Act; and, as to Mr. Fuller, his role with Legg Mason. No factor, by itself, was controlling.

In addition to the information provided in the table included above, each Director possesses the following attributes: Ms. Colman, experience as a consultant and investment professional; Mr. Cronin, legal and managerial experience; Mr. Cucchi, experience as a college professor and leadership experience as an academic dean; Mr. Gelb, academic and world affairs and foreign relations experience and service as a board member of other registered investment companies; Mr. Hutchinson, experience in accounting and working with auditors, consulting, business and finance and service as a board member of another financial services company; Ms. Kamerick, experience in business and finance, including financial reporting, and experience as a board member of a highly regulated financial services company; Dr. Roett, expertise in Latin and South American societies and economies and academic leadership experience; Mr. Salacuse, academic leadership and managerial experience, international investment experience, world affairs and foreign relations experience and service as a board member of other registered investment companies; and Mr. Fuller, investment management and risk oversight experience as an executive and portfolio manager and leadership roles within Legg Mason and affiliated entities and another investment advisory firm. References to the qualifications, attributes and skills of the Directors are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out of the Board or any Director as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Security Ownership of Management

The following table provides information concerning the dollar range of equity securities owned beneficially by each Director and nominee for election as Director as of December 31, 2012:

Name of Director/Nominee	Dollar Range(1) of Equity Securities in the Fund	Aggregate Dollar Range(1) of Equity Securities in all Funds Overseen by Director/Nominee in Family of Investment Companies(2)
NON-INTERESTED DIRECTORS
Carol L. Colman	A	E
Daniel P. Cronin	C	E
Paolo M. Cucchi	A	C
Leslie H. Gelb	A	A
William R. Hutchinson	E	E
Eileen A. Kamerick(3)	A	A
Dr. Riordan Roett	A	C
Jeswald W. Salacuse	A	D
INTERESTED DIRECTOR
Kenneth D. Fuller(4)	A	A

(1)  The dollar ranges are as follows: "A" = None; "B" = $1-$10,000; "C" = $10,001-$50,000; "D" = $50,001-$100,000; "E" = Over $100,000.

(2)  The term, "Family of Investment Companies", means any two or more registered investment companies that share the same investment adviser or principal underwriter or hold themselves out to investors as related companies for purposes of investment and investor services.

(3)  Effective February 1, 2013, Ms. Kamerick became a Director.

(4)  Effective June 1, 2013, Mr. Fuller became a Director.

At July 26, 2013, the nominees, Directors and officers of the Fund as a group beneficially owned less than 1% of the outstanding shares of the Fund's Common Stock and Preferred Shares.

No Director or nominee for election as Director who is not an "interested person" of the Fund as defined in the 1940 Act, nor any immediate family members, to the best of the Fund's knowledge, had any interest in the Fund's investment adviser, or any person or entity (other than the Fund) directly or indirectly controlling, controlled by, or under common control with Legg Mason as of December 31, 2012.

Director Compensation

Under the federal securities laws, and in connection with the Meeting, the Fund is required to provide to stockholders in connection with the Meeting information regarding compensation paid to the Directors by the Fund, as well as by the various other investment companies advised by LMPFA. The following table provides information concerning the compensation paid to each Director by the Fund during the fiscal year ended May 31, 2013 and the total compensation paid to each Director during the calendar year ended December 31, 2012. The Directors listed below are members of the Fund's Audit and Nominating Committees, as well as committees of the boards of certain other investment companies advised by LMPFA. Accordingly, the amounts provided in the table include compensation for service on all such committees. The Fund does not provide any pension or retirement benefits to Directors. In addition, no remuneration was paid during the fiscal year ended May 31, 2013 by the Fund to Mr. Fuller who is an "interested person" as defined in the 1940 Act.

Name of Directors	Aggregate Compensation from the Fund for Fiscal Period Ended 05/31/13	Total Compensation from the Fund and Fund Complex(1) for Calendar Year Ended 12/31/12
Directorships(2)
Carol L. Colman	$12,632	$223,614
Daniel P. Cronin	12,632	222,614
Paolo M. Cucchi	11,935	211,633
Leslie H. Gelb	11,935	210,633
Willian R. Hutchinson	13,793	243,583
Eileen A. Kamerick(3)	4,999	None
Dr. Riordan Roett	11,935	211,633
Jeswald W. Salacuse	13,387	238,593

(1)  "Fund Complex" means two or more Funds (a registrant or, where the registrant is a series company, a separate portfolio of the registrant) that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other Funds.

(2)  Each Director currently holds 31 investment company directorships within this Fund Complex.

(3)  Effective February 1, 2013, Ms. Kamerick became a Director.

Responsibilities of the Board of Directors

The Board of Directors is responsible under applicable state law for overseeing generally the management and operations of the Fund. The Directors oversee the Fund's operations by, among other things, meeting at its regularly scheduled meetings and as otherwise needed with the Fund's management and evaluating the performance of the Fund's service providers including LMPFA and Western Asset, the custodian and the transfer agent. As part of this process, the Directors consult with the Fund's independent auditors and with their own separate independent counsel.

The Directors review the Fund's financial statements, performance, net asset value and market price and the relationship between them, as well as the quality of the services being provided to the Fund. As part of this process, the Directors review the Fund's fees and expenses in light of the nature, quality and scope of the services being received while also seeking to ensure that the Fund continues to have access to high quality services in the future.

The Board of Directors has four regularly scheduled meetings each year, and additional meetings may be scheduled as needed. In addition, the Board has a standing Audit Committee and Corporate Governance and Nominating Committee (the "Nominating Committee") that meet periodically and whose responsibilities are described below.

During the fiscal year ended May 31, 2013, the Board of Directors held four regular meetings and one special meeting. Each Director attended at least 75% of the aggregate number of meetings of the Board and the committees for which he or she was eligible. The Fund does not have a formal policy regarding attendance by Directors at annual meetings of stockholders.

Each of the Audit Committee and the Nominating Committee is composed of all Directors who have been determined not to be "interested persons" of the Fund, LMPFA, Western Asset or their affiliates within the meaning of the 1940 Act, and who are "independent" as defined in the New York Stock Exchange listing standards ("Independent Directors"), and is chaired by an Independent Director. The Board in its discretion from time to time may establish ad hoc committees.

The Board of Directors is currently comprised of nine directors, eight of whom are Independent Directors. Kenneth D. Fuller serves as Chairman of the Board. Mr. Fuller is an "interested person" of the Fund. The appointment of Mr. Fuller as Chairman reflects the Board's belief that his experience, familiarity with the Fund's day-to-day operations and access to individuals with responsibility for the Fund's management and operations provides the Board with insight into the Fund's business and activities and, with his access to appropriate administrative support, facilitates the efficient development of meeting agendas that address the Fund's business, legal and other needs and the orderly conduct of board meetings. Mr. Salacuse serves as Lead Independent Director. The Chairman develops agendas for Board meetings in consultation with the Lead Independent Director and presides at all meetings of the Board. The Lead Independent Director, among other things, chairs executive sessions of the Independent Directors, serves as a spokesperson for the Independent Directors and serves as a liaison between the Independent Directors and the Fund's management between Board meetings. The Independent Directors regularly meet outside the presence of management and are advised by independent legal counsel. The Board also has determined that its leadership structure, as described above, is appropriate in light of the size and complexity of the Fund, the number of Independent Directors (who constitute a super-majority of the Board's membership) and the Board's general oversight responsibility. The Board also believes that its leadership structure not only facilitates the orderly and efficient flow of information to the Independent Directors from management, including Western Asset, the Fund's subadviser, but also enhances the independent and orderly exercise of its responsibilities.

Audit Committee

The Fund's Audit Committee is composed entirely of all of the Independent Directors: Mses. Colman and Kamerick and Messrs. Cronin, Cucchi, Gelb, Hutchinson, Roett and Salacuse. Mr. Hutchinson serves as the Chair of the Audit Committee and has been determined by the Board to be an "audit committee financial expert." The principal functions of the Audit Committee are: to (a) oversee the scope of the Fund's audit, the Fund's accounting and financial reporting policies and practices and its internal controls and enhance the quality and objectivity of the audit function; (b) approve, and recommend to the Independent Board Members (as such term is defined in the Audit Committee Charter) for their ratification, the selection, appointment, retention or termination of the Fund's independent registered public accounting firm, as well as approving the compensation thereof; and (c) approve all audit and permissible non-audit services provided to the Fund and certain other persons by the Fund's independent registered public accounting firm. This Committee met two times during the fiscal year ended May 31, 2013. The Fund's Board of Directors most recently reviewed and adopted an Audit Committee Charter at a meeting held on May 21, 2010, a copy of which was attached as Annex A to the Fund's proxy statement dated August 22, 2011.

Nominating Committee

The Fund's Nominating Committee, the principal function of which is to select and nominate candidates for election as Directors of the Fund, is composed of all of the Independent Directors: Mses. Colman and Kamerick and Messrs. Cronin, Cucchi, Gelb, Hutchinson, Roett and Salacuse. Mr. Cronin serves as the Chair of the Nominating Committee. The Nominating Committee may consider nominees recommended by the stockholder as it deems appropriate. Stockholders who wish to recommend a nominee should send recommendations to the Fund's Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Directors. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders. The Nominating Committee met twice during the fiscal year ended May 31, 2013. The Fund's Board of Directors most recently reviewed and adopted a Corporate Governance and Nominating Committee Charter at a meeting held on February 14, 2013, a copy of which is attached as Annex B to the Fund's proxy statement.

The Nominating Committee identifies potential nominees through its network of contacts, and in its discretion may also engage a professional search firm. The Nominating Committee meets to discuss and consider such candidates' qualifications and then chooses a candidate by majority vote. The Nominating Committee does not have specific, minimum qualifications for nominees and has not established specific qualities or skills that it regards as necessary for one or more of the Fund's Directors to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, as set forth in the Nominating Committee Charter, in evaluating a person as a potential nominee to serve as a Director of the Fund, the Nominee Committee may consider the following factors, among any others it may deem relevant:

• whether or not the person is an "interested person" as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director of the Fund;

• whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment manager of the Fund, Fund service providers or their affiliates;

• whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

• whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Director of the Fund;

• the contribution which the person can make to the Board and the Fund (or, if the person has previously served as a Director of the Fund, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person's business and professional experience, education and such other factors as the Committee may consider relevant;

• the character and integrity of the person; and

• whether or not the selection and nomination of the person would be consistent with the requirements of the Fund's retirement policies.

The Nominating Committee does not have a formal diversity policy with regard to the consideration of diversity in identifying potential director nominees but may consider diversity of professional experience, education and skills when evaluating potential nominees for Board membership.

Risk Oversight

The Board's role in risk oversight of the Fund reflects its responsibility under applicable state law to oversee generally, rather than to manage, the operations of the Fund. In line with this oversight responsibility, the Board receives reports and makes inquiry at its regular meetings and as needed regarding the nature and extent of significant Fund risks (including investment, compliance and valuation risks) that potentially could have a materially adverse impact on the business operations, investment performance or reputation of the Fund, but relies upon the Fund's management (including the Fund's portfolio managers) and Chief Compliance Officer, who reports directly to the Board, and the Manager to assist it in identifying and understanding the nature and extent of such risks and determining whether, and to what extent, such risks may be eliminated or mitigated. In addition to reports and other information received from Fund management and the Manager regarding the Fund's investment program and activities, the Board as part of its risk oversight efforts meets at its regular meetings and as needed with the Fund's Chief Compliance Officer to discuss, among other things, risk issues and issues regarding the policies, procedures and controls of the Fund. The Board may be assisted in performing aspects of its role in risk oversight by the Audit Committee and such other standing or special committees as may be established from time to time by the Board. For example, the Audit Committee of the Board regularly meets with the Fund's independent public accounting firm to review, among other things, reports on the Fund's internal controls for financial reporting.

The Board believes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund's goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Directors as to risk management matters are typically summaries of relevant information and may be inaccurate or incomplete. As a result of the foregoing and other factors, the Board's risk management oversight is subject to substantial limitations.

Officers

The Fund's executive officers are chosen each year at a regular meeting of the Board of Directors of the Fund, to hold office until their respective successors are duly elected and qualified. Officers of the Fund receive no compensation from the Fund although they may be reimbursed by the Fund for reasonable out-of-pocket travel expenses for attending Board meetings. In addition to Mr. Fuller, the Fund's Chairman, CEO and President, the executive officers of the Fund currently are:

Name, Address and Age	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 years
Richard F. Sennett Legg Mason & Co. 100 International Drive Baltimore, MD 21202 Birth year: 1970	Principal Financial Officer	Since 2011

Principal Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.'s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC's Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC's Division of Investment Management (2002 to 2007)

Ted P. Becker Legg Mason & Co. 620 Eighth Avenue, 49th Floor New York, NY 10018 Birth year: 1951	Chief Compliance Officer	Since 2006

Director of Global Compliance at Legg Mason (since 2006); Managing Director of Compliance at Legg Mason, (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason (since 2006); Managing Director of Compliance at Legg Mason or its predecessors (2002-2005). Prior to 2002, Managing Director—Internal Audit & Risk Review at Citigroup Inc.

Vanessa A. Williams Legg Mason & Co. 100 First Stamford Place, Stamford, CT 06902 Birth year: 1979	Identity Theft Prevention Officer	Since 2011

Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Assistant Vice President and Senior Compliance Officer of Legg Mason & Co. or its predecessor (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. or its predecessor (2004 to 2008)

Steven Frank Legg Mason & Co. 55 Water Street, New York, NY 10041 Birth Year: 1967	Treasurer	Since 2010

Vice President of Legg Mason & Co. (since 2002); Treasurer of certain funds associated with Legg Mason or its affiliates (since 2010); formerly, Controller of certain funds associated with Legg Mason or its predecessors (from 2005 to 2010); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason predecessors (from 2001 to 2005)

Name, Address and Age	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 years
Robert I. Frenkel Legg Mason & Co. 100 First Stamford Place Stamford, CT 06902 Birth year: 1954	Secretary and Chief Legal Officer	Since 2003

Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); formerly, Secretary of CFM (2001-2004)

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "1934 Act") and Section 30(h) of the 1940 Act in combination require the Fund's Directors and officers and persons who own more than 10% of the Fund's common stock, as well as LMPFA and certain of its affiliated persons, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange, Inc. ("NYSE"). Such persons and entities are required by SEC regulations to furnish the Fund with copies of all such filings. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Fund believes that, during the fiscal year ended May 31, 2013, all such filing requirements were met with respect to the Fund.

Report of the Audit Committee

Pursuant to a meeting of the Audit Committee on July 18, 2013, the Audit Committee reports that it has: (i) reviewed and discussed the Fund's audited financial statements with management; (ii) discussed with KPMG LLP ("KPMG"), the independent registered public accounting firm of the Fund, the matters required to be discussed by Statement on Auditing Standards No. 61; as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T; and (iii) previously received written confirmation from KPMG that it is independent and written disclosures regarding such independence as required by Independence Standards Board Standard No. 1, and discussed with KPMG the independent registered public accounting firm's independence.

Pursuant to the Audit Committee Charter adopted by the Fund's Board, the Audit Committee is responsible for conferring with the Fund's independent registered public accounting firm, reviewing annual financial statements and recommending the selection of the Fund's independent registered public accounting firm. The Audit Committee advises the full Board with respect to accounting, auditing and financial matters affecting the Fund. The independent registered public accounting firm is responsible for planning and carrying out the proper audits and reviews of the Fund's financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are responsible for oversight. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent registered public accounting firm. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principals and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of the Fund's financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

Based on the review and discussions referred to in items (i) through (iii) above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Fund's annual report for the Fund's fiscal year ended May 31, 2013.

Submitted by the Audit Committee
of the Fund's Board of Directors

Carol L. Colman
Daniel P. Cronin
Paolo M. Cucchi
Leslie H. Gelb
William R. Hutchinson
Riordan Roett
Jeswald W. Salacuse

July 18, 2013

Board Recommendation and Required Vote

Three Directors are elected by a plurality of the votes cast by the holders of shares of the Fund's Common Stock and Preferred Shares voting together as a single class and one Director is elected only by the holders of shares of the Fund's Preferred Shares present in person or represented by proxy at a meeting at which a quorum is present. For purposes of the election of Directors, abstentions and broker non-votes will not be considered votes cast, and do not affect the plurality vote required for Directors.

The Board of Directors, including the Directors who are not "interested" persons unanimously recommends that stockholders of the Fund vote FOR each of the nominees for Director.

Disclosure of Fees Paid to Independent Registered Public Accounting Firm

Audit Fees. The aggregate fees billed in the last two fiscal years ending May 31, 2012 and May 31, 2013 for professional services rendered by KPMG for the audit of the Fund's annual financial statements, or services that are normally provided in connection with the statutory and regulatory filings or engagements were $61,000 in 2012 and $62,500 in 2013.

Audit-Related Fees. The aggregate fees billed by KPMG in connection with assurance and related services related to the annual audit of the Fund and for review of the Fund's financial statements, other than the Audit Fees described above, for the fiscal years ended May 31, 2012 and May 31, 2013 was $0 and $0, respectively.

In addition, there were no Audit Related Fees billed in the fiscal years ended May 31, 2012 and May 31, 2013 for assurance and related services by KPMG to LMPFA and any entity controlling, controlled by or under common control with LMPFA that provides ongoing services to the Fund (LMPFA and such other entities together, the "Service Affiliates"), that were related to the operations and financial reporting of the Fund.

Tax Fees. The aggregate fees billed by KPMG for tax compliance, tax advice and tax planning services, which include the filing and amendment of federal, state and local income tax returns, timely regulated investment company qualification review and tax distribution and analysis planning to the Fund for the fiscal years ended May 31, 2012 and May 31, 2013 were $3,100 and $6,500, respectively.

There were no fees billed by KPMG to the Service Affiliates for tax services for the fiscal years ended May 31, 2012 and May 31, 2013 that were required to be approved by the Fund's Audit Committee.

All Other Fees. There were no other fees billed for other non-audit services rendered by KPMG to the Fund for the fiscal years ended May 31, 2012 and May 31, 2013.

There were no other non-audit services rendered by KPMG to the Service Affiliates in the fiscal years ended May 31, 2012 and May 31, 2013.

Generally, the Audit Committee must approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided to the Service Affiliates that relate directly to the operations and financial reporting of the Fund. The Audit Committee may implement policies and procedures by which such services are approved other than by the full Committee but has not yet done so.

For the Fund, the percentage of fees that were approved by the Audit Committee, with respect to: Audit-Related Fees was 100% for the fiscal years ended May 31, 2012 and May 31, 2013; Tax Fees was 100% for the fiscal years ended May 31, 2012 and May 31, 2013; and for Other Fees paid was 100% for the fiscal years ended May 31, 2012 and May 31, 2013.

The Audit Committee shall not approve non-audit services that the Committee believes may impair the independence of the registered public accounting firm. As of the date of the approval of the Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent registered public accounting firm, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Audit Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Manager and any Covered Service Provider constitutes not more than 5% of the total amount of revenues paid to the independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) LMPFA and (c) any entity partially controlled by or under common control with LMPFA that provides ongoing services to the Fund during the fiscal year in which the services are provided that would not have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee (or its delegate(s)) prior to the completion of the audit.

No aggregate non-audit fees have been billed to the Fund and to the Service Affiliates by KPMG for non-audit services rendered to the Fund and Service Affiliates for the fiscal years ended May 31, 2012 and May 31, 2013.

A representative of KPMG, if requested by any stockholder, will be present via telephone at the Meeting to respond to appropriate questions from stockholders and will have an opportunity to make a statement if he or she chooses to do so.

5% Beneficial Ownership

At July 26, 2013, to the knowledge of management, the registered stockholders who owned of record or owned beneficially more than 5% of the Fund's capital stock outstanding is noted in the table below. As of the close of business on July 26, 2013, Cede & Co., a nominee for participants in the Depository Trust Company, held of record 42,506,904 shares, equal to approximately 99% of the Fund's outstanding shares of Common Stock and 10,000 Preferred Shares or 100% of the Fund's Preferred Shares, including the shares shown below.

Class	Percent	Name	Address
Common Stock(1)	5.4%	Morgan Stanley and Morgan Stanley Smith Barney LLC	1585 Broadway New York, NY 10036
Common Stock(2)	8.6%	First Trust Portfolios L.P. and its affiliates	120 East Liberty Drive Suite 400 Wheaton, IL 60187

(1)  Based upon information obtained from Schedule 13G/A filed with SEC on February 14, 2013.

(2)  Based upon information obtained from Schedule 13G filed with SEC on January 22, 2013.

Submission of Stockholder Proposals and Other Stockholder Communications

All proposals by stockholders of the Fund that are intended to be presented at the 2014 Annual Meeting of Stockholders must be received by the Fund for inclusion in the Fund's proxy statement and proxy relating to that meeting no later than April 25, 2014. Any stockholder who desires to bring a proposal at the 2014 Annual Meeting of Stockholders without including such proposal in the Fund's proxy statement must deliver written notice thereof to the Secretary of the Fund (addressed to c/o Legg Mason, 100 First Stamford Place, 6th Floor, Stamford, CT 06902) during the period from June 29, 2014 to July 29, 2014. However, if the Fund's 2014 Annual Meeting of Stockholders is held earlier than August 28, 2014 or later than November 26, 2014, such written notice must be delivered to the Secretary of the Fund no earlier than 90 days before the date of the 2014 Annual Meeting of Stockholders and no later than the later of 60 days prior to the date of the 2014 Annual Meeting of Stockholders or 10 days following the public announcement of the date of the 2014 Annual Meeting of Stockholders. Stockholder proposals are subject to certain regulations under the federal securities laws.

The Fund's Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, "Accounting Matters"). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Chief Compliance Officer ("CCO"). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund's Audit Committee Chair (together with the CCO, "Complaint Officers"). Complaints may be submitted on an anonymous basis.

The CCO may be contacted at:

Legg Mason & Co., LLC
Compliance Department
620 Eighth Avenue, 49th Floor
New York, New York 10018

Complaints may also be submitted by telephone at 1-800-742-5274. Complaints submitted through this number will be received by the CCO.

The Fund's Audit Committee Chair may be contacted at:

Western Asset Managed Municipals Fund Inc.
Audit Committee Chair
c/o Robert K. Fulton, Esq.
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103

A stockholder who wishes to send any other communications to the Board should also deliver such communications to the Secretary of the Fund at 100 First Stamford Place, 6th Floor, Stamford, CT 06902. The Secretary is responsible for determining, in consultation with other officers of the Fund, counsel, and other advisers as appropriate, which stockholder communications will be relayed to the Board.

Expenses of Proxy Solicitation

The costs of preparing, assembling and mailing material in connection with this solicitation of proxies will be borne by the Fund and are expected to be approximately $38,000. Proxies may also be solicited in-person by officers of the Fund and by regular employees of LMPFA or its affiliates, or other representatives of the Fund or by telephone, in addition to the use of mails. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and will be reimbursed by the Fund for such out-of-pocket expenses.

Other Business

The Fund's Board of Directors does not know of any other matter that may come before the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

By Order of the Board of Directors,

Robert I. Frenkel
Secretary

August 23, 2013

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE AND SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

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ANNEX B

NOMINATING COMMITTEE CHARTER

Organization

The Nominating Committee of each registered investment company listed on Appendix A hereto (each, a "Fund" and together, the "Funds") shall be composed solely of Directors who are not "interested persons" of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act") and, with respect to those Funds listed on the New York Stock Exchange, who are "independent" as defined in the New York Stock Exchange listing standards ("Independent Directors"). The Board of Directors of the Fund (the "Board") shall nominate the members of the Committee and shall designate the Chairperson of the Committee. The Chairperson shall preside at each meeting of the Committee.

Responsibilities

The Committee shall select and nominate persons for election or appointment by the Board as Directors of the Fund.

Evaluation of Potential Nominees

In evaluating a person as a potential nominee to serve as a Director of the Fund, the Committee should consider among other factors it may deem relevant:

• whether or not the person is an "interested person" as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director of the Fund;

• whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment manager of the Fund, other Fund service providers or their affiliates;

• whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

• whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Director of the Fund;

• the contribution which the person can make to the Board and the Fund (or, if the person has previously served as a Director of the Fund, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person's business and professional experience, education and such other factors as the Committee may consider relevant;

• the character and integrity of the person; and

• whether or not the selection and nomination of the person would be consistent with the requirements of the Fund's retirement policies.

While the Committee is solely responsible for the selection and nomination of Directors, the Committee may consider nominees recommended by Fund stockholders as it deems appropriate. Stockholders who wish to recommend a nominee should send nominations to the Secretary of the Fund that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Directors. The recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders.

Quorum

A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the act of a majority of the members of the Committee present at any meeting at which there is a quorum shall be the act of the Committee.

Nomination of Directors

After a determination by the Committee that a person should be selected and nominated as a Director of the Fund, the Committee shall present its recommendation to the Board for its consideration.

Meetings

The Committee may meet either on its own or in conjunction with meetings of the Board. Meetings of the Committee may be held in person, video conference or by conference telephone. The Committee may take action by unanimous written consent in lieu of a meeting.

Adopted: February 15, 2007

APPENDIX A

As amended May 17, 2013

CLEARBRIDGE AMERICAN ENERGY MLP FUND INC. ("CBA")

CLEARBRIDGE ENERGY MLP FUND INC. ("CEM")

CLEARBRIDGE ENERGY MLP OPPORTUNITY FUND INC. ("EMO")

CLEARBRIDGE ENERGY MLP TOTAL RETURN FUND INC. ("CTR")

LEGG MASON BW GLOBAL OPPORTUNITIES FUND INC. ("BWG")

LEGG MASON PERMAL ALTERNATIVES FUND INC.

LMP CAPITAL AND INCOME FUND INC. ("SCD")

LMP CORPORATE LOAN FUND INC. ("TLI")

LMP REAL ESTATE INCOME FUND INC. ("RIT")

PERMAL HEDGE STRATEGIES FUND I

PERMAL HEDGE STRATEGIES FUND II

PERMAL HEDGE STRATEGIES PORTFOLIO

WESTERN ASSET EMERGING MARKETS DEBT FUND INC. ("ESD")

WESTERN ASSET EMERGING MARKETS INCOME FUND INC. ("EMD")

WESTERN ASSET GLOBAL CORPORATE DEFINED OPPORTUNITY FUND INC.("GDO")

WESTERN ASSET GLOBAL HIGH INCOME FUND INC. ("EHI")

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC. ("GDF")

WESTERN ASSET HIGH INCOME FUND INC. ("HIF")

WESTERN ASSET HIGH INCOME FUND II INC. ("HIX")

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC. ("HIO")

WESTERN ASSET HIGH YIELD DEFINED OPPORTUNITY FUND INC. ("HYI")

WESTERN ASSET INFLATION MANAGEMENT FUND INC. ("IMF")

WESTERN ASSET INTERMEDIATE MUNI FUND INC. ("SBI")

WESTERN ASSET INVESTMENT GRADE DEFINED OPPORTUNITY TRUST INC. ("IGI")

WESTERN ASSET MANAGED HIGH INCOME FUND INC. ("MHY")

WESTERN ASSET MANAGED MUNICIPALS FUND INC. ("MMU")

WESTERN ASSET MIDDLE MARKET & HIGH YIELD FUND INC. ("MMD")

WESTERN ASSET MORTGAGE DEFINED OPPORTUNITY FUND INC. ("DMO")

WESTERN ASSET MUNICIPAL DEFINED OPPORTUNITY TRUST INC. ("MTT")

WESTERN ASSET MUNICIPAL HIGH INCOME FUND INC. ("MHF")

WESTERN ASSET MUNICIPAL PARTNERS FUND INC. ("MNP")

WESTERN ASSET OPPORTUNISTIC INCOME FUND INC.

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC. ("GFY")

WESTERN ASSET WORLDWIDE INCOME FUND INC. ("SBW")

[THIS PAGE INTENTIONALLY LEFT BLANK.]

[THIS PAGE INTENTIONALLY LEFT BLANK.]

PROXY TABULATOR P.O. BOX 859232 BRAINTREE, MA 02185-9232	Vote this proxy card TODAY!
Your prompt response will save the expense
of additional mailings.

LOG-ON:	Vote on the internet at www.kingproxy.com/leggmason and follow the on-screen instructions.

CALL:	To vote by phone call toll-free 1-800-359-5559 and follow the recorded instructions.

MAIL:	Return the signed proxy card in the enclosed envelope.

WESTERN ASSET MANAGED MUNICIPALS FUND INC.

COMMON STOCK

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Robert I. Frenkel, George P. Hoyt, Michael Kocur and Barbara Allen and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of Common Stock of Western Asset Managed Municipals Fund Inc. (the "Fund") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held at Legg Mason, 620 Eighth Avenue (at 41st Street), 49th Floor, New York, New York on September 27, 2013, at 12:00 p.m., Eastern Daylight Time and at any adjournments thereof (the "Meeting"). The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying proxy statement and hereby instructs said attorneys and proxies to vote said Common Stock as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed will be voted in the manner directed by the stockholder. If no direction is made, this proxy will be voted FOR the election of the nominees as Directors.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED
ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET	Dated

Signature(s) (Title(s), if applicable)	(Sign in the Box)

Note: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person’s title.

LMF19-110-Front 1.03

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE. Example:

The Board of Directors recommends a vote “FOR” the following proposal:
1.

Election of Directors: (1-2) Class II Directors, to serve until the 2016 Annual Meeting of Stockholders; (3) Class I Director, to serve until the 2015 Annual Meeting of Stockholders.

(01) Daniel P. Cronin

(02) Eileen A. Kamerick

(03) Kenneth D. Fuller

		FOR all nominees listed (except as noted on the line at left) ☐	WITHHOLD authority to vote for all nominees ☐

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line above.)

PLEASE SIGN ON REVERSE SIDE	LMF19-110-Back 1.03

PROXY TABULATOR P.O. BOX 859232 BRAINTREE, MA 02185-9232	Vote this proxy card TODAY!
Your prompt response will save the expense
of additional mailings.

LOG-ON:	Vote on the internet at www.kingproxy.com/leggmason and follow the on-screen instructions.

CALL:	To vote by phone call toll-free 1-800-359-5559 and follow the recorded instructions.

MAIL:	Return the signed proxy card in the enclosed envelope.

WESTERN ASSET MANAGED MUNICIPALS FUND INC.

AUCTION RATE CUMULATIVE PREFERRED STOCK

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Robert I. Frenkel, George P. Hoyt, Michael Kocur and Barbara Allen and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of Auction Rate Cumulative Preferred Stock of Western Asset Managed Municipals Fund Inc. (the "Fund") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held at Legg Mason, 620 Eighth Avenue (at 41st Street), 49th Floor, New York, New York on September 27, 2013, at 12:00 p.m., Eastern Daylight Time and at any adjournments thereof (the "Meeting"). The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying proxy statement and hereby instructs said attorneys and proxies to vote said shares of Auction Rate Cumulative Preferred Stock as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed will be voted in the manner directed by the stockholder. If no direction is made, this proxy will be voted FOR the election of the nominees as Directors.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED
ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET	Dated

Signature(s) (Title(s), if applicable)	(Sign in the Box)

Note: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person's title.

LMF19-115-Front 1.02

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE. Example:

The Board of Directors recommends a vote “FOR” the following proposal:
1.

Election of Directors: (1-3) Class II Directors, to serve until the 2016 Annual Meeting of Stockholders; (4) Class I Director, to serve until the 2015 Annual Meeting of Stockholders.

(01) Daniel P. Cronin               (04) Kenneth D. Fuller

(02) Eileen A. Kamerick

(03) Jeswald W. Salacuse

		FOR all nominees listed (except as noted on the line at left) ☐	WITHHOLD authority to vote for all nominees ☐

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line above.)

PLEASE SIGN ON REVERSE SIDE	LMF19-115-Back 1.03